CREDIT SUISSE FIRST BOSTON                                                                             Exhibit 20        Page 1
                                         Key Bank USA, N.A. Automotive Specialty Finance

                                  MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                             August 1, 1998 through August 31, 1998

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Original Total Portfolio                                                                              $110,005,944.94
(B) Class A Noteholders' Percentage                                                                                 67.00%
(C) Original Class A Note Balance                                                                          $73,703,000.00
(D) Class A Note Rate                                                                                                6.35%
(E) Class B Noteholders' Percentage                                                                                 17.00%
(F) Original Class B Note Balance                                                                          $18,701,000.00
(G) Class B Note Rate                                                                                                6.65%
(H) Class C Noteholders' Percentage                                                                                 10.00%
(I) Original Class C Note Balance                                                                          $11,000,000.00
(J) Class C Note Rate                                                                                                7.20%
(K) Class D Certificateholders' Percentage                                                                           6.00%
(L) Original Class D Certificate Balance                                                                    $6,601,944.94
(M) Class D Certificate Rate                                                                                         0.00%
(N) Servicing Fee Rate                                                                                               3.50%
(O) Original Weighted Average Coupon (WAC)                                                                          20.08%
(P) Original Weighted Average Remaining Term (WAM)                                                                  54.68 months
(Q) Number of Contracts                                                                                             9,172
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                                  5,500,297.25
    (ii)  Minimum Specified Reserve Balance                                                                  2,200,118.90
    (iii) Initial Deposit                                                                                    1,650,089.17

(S) Noteholders' Percentage                                                                                         94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                         Total Trust
------------------------------------------------                                                         -----------

(A) Total Portfolio Outstanding                                                                            $63,114,074.16
(B) Total Portfolio Pool Factor                                                                                 0.5737333
(C) Class A Note Balance                                                                                   $41,960,512.92
(D) Class A Principal Factor                                                                                    0.5693189
(E) Class A Interest Carryover Shortfall                                                                             0.00
(F) Class A Principal Carryover Shortfall                                                                            0.00
(G) Class B Note Balance                                                                                   $10,646,833.25
(H) Class B Principal Factor                                                                                    0.5693189
(I) Class B Interest Carryover Shortfall                                                                             0.00
(J) Class B Principal Carryover Shortfall                                                                            0.00
(K) Class C Note Balance                                                                                    $6,262,508.21
(L) Class C Principal Factor                                                                                    0.5693189
(M) Class C Interest Carryover Shortfall                                                                             0.00
(N) Class C Principal Carryover Shortfall                                                                            0.00
(O) Class D Certificate Balance                                                                             $4,244,219.75
(P) Reserve Account Balance                                                                                  4,176,170.00
(Q) Payahead Account Balance                                                                                   140,216.22
(R) Aggregate Subordinated Servicing Fees to Date                                                            2,554,315.37
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                              0.00
(T) Cumulative Net Losses for All Prior Periods                                                             11,621,509.66
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                            19.94%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                    41.40 months
(W) Number of Contracts                                                                                             6,367

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                       $1,761,669.61
    (ii)  Interest Payments Received                                                                           969,207.79
    (iii) Repurchased Loan Principal                                                                                 0.00
    (iv)  Repurchased Loan Interest                                                                                  0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                         784.33
(C) Amount Applied From Payahead Account                                                                             0.00
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                            19.94%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                                40.48 months
(F) Remaining Number of Contracts                                                                                   6,160
(G) Delinquent Contracts
                                                                                    Contracts                   Amount
                                                                                    ---------                   ------

    (i)   30-59 Days Delinquent                                                      171          2.78%     $1,710,666.99     2.85%
    (ii)  60-89 Days Delinquent                                                        0          0.00%              0.00     0.00%
    (iii) 90 Days or More Delinquent                                                   0          0.00%              0.00     0.00%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Aggregate Net Losses for Collection Period                                                                $519,205.32
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                                 $1,230,528.36
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                       518,676.18
    (iii) Recoveries on Previously Liquidated Contracts                                                        192,646.86
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                                   121

I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997, and is correct, to the best of my knowledge.

                                 Vice-President                   09/10/98
/s/ Thomas R. Blend
----------------------------------------------                    --------------
Signature                        Title                            Date

CREDIT SUISSE FIRST BOSTON                                                                     Exhibit 20              Page 2
                                Key Bank USA, N.A. Automotive Specialty Finance

                              MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                     August 1, 1998 through August 31, 1998
I. COLLECTIONS
--------------

(A) Principal Payments Received (C(A)i)                                                               $1,761,669.61
(B) Interest Payments Received (C(A)ii)                                                                  969,207.79
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                             711,323.04
(D) Principal on Repurchased Contracts (C(A)iii)                                                               0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                 0.00
                                                                                               --------------------

(F) Total Collections (A+B+C+D+E)                                                                     $3,442,200.44

                                                                                               --------------------


(G) Total Available Amount (F)                                                                        $3,442,200.44

II. DISTRIBUTIONS
-----------------

(A) Principal Payments Received (C(A)i)                                                               $1,761,669.61
(B) Principal on Repurchased Contracts (C(A)iii)                                                               0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                          1,230,528.36
                                                                                               --------------------

(D) Principal Distribution Amount (A+B+C)                                                             $2,992,197.97


(E) Current Servicing Fee Due                                                                           $184,082.72
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                      0.00
                                                                                               --------------------

(G) Total Servicing Fees Payable                                                                         184,082.72
(H) Servicing Fees Paid from Collection Account                                                          184,082.72
(I) Reserve Account Draw for Servicing Fees Payable                                                            0.00
(J) Servicing Fee Shortfall                                                                                    0.00
(K) Current Subordinated Servicing Fee                                                                         0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                   2,554,315.37

(M) Class A Distributable Amount
    (i)   Class A Monthly Interest Distributable Amount                                                 $222,041.05
    (ii)   Class A Interest Distributable Amount                                                         222,041.05
    (iii)   Class A Monthly Principal Distributable Amount                                             2,004,776.69
    (iv)   Class A Principal Distributable Amount                                                      2,004,776.69
                                                                                               --------------------


    (v) Total Distributable Amount (i+ii)                                                             $2,226,817.74
    (vi) Class A Interest Paid from Collection Account                                                   222,041.05
    (vii) Reserve Account Draw for Class A Interest Payable                                                   $0.00
    (viii) Class A Interest Carryover Shortfall                                                               $0.00
    (ix) Class A Principal Paid from Collection Account                                                2,004,776.69
    (x) Reserve Account Draw for Class A Principal Payable                                                     0.00
    (xi) Class A Principal Carryover Shortfall                                                                 0.00

(N) Class B Distributable Amount
    (i)   Class B Monthly Interest Distributable Amount                                                  $59,001.20
    (ii)   Class B Interest Distributable Amount                                                          59,001.20
    (iii)   Class B Monthly Principal Distributable Amount                                               508,681.18
    (iv)   Class B Principal Distributable Amount                                                        508,681.18
                                                                                               --------------------


    (v) Total Distributable Amount (i+ii)                                                               $567,682.38
    (vi) Class B Interest Paid from Collection Account                                                    59,001.20
    (vii) Reserve Account Draw for Class B Interest Payable                                                   $0.00
    (viii) Class B Interest Carryover Shortfall                                                               $0.00
    (ix) Class B Principal Paid from Collection Account                                                  508,681.18
    (x) Reserve Account Draw for Class B Principal Payable                                                     0.00
    (xi) Class B Principal Carryover Shortfall                                                                 0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                                  $37,575.05
    (ii)   Class C Interest Distributable Amount                                                          37,575.05
    (iii)   Class C Monthly Principal Distributable Amount                                               299,208.22
    (iv)   Class C Principal Distributable Amount                                                        299,208.22
                                                                                               --------------------


    (v) Total Distributable Amount (i+ii)                                                               $336,783.27
    (vi) Class C Interest Paid from Collection Account                                                    37,575.05
    (vii) Reserve Account Draw for Class C Interest Payable                                                   $0.00
    (viii) Class C Interest Carryover Shortfall                                                               $0.00
    (ix) Class C Principal Paid from Collection Account                                                  299,208.22
    (x) Reserve Account Draw for Class C Principal Payable                                                     0.00
    (xi) Class C Principal Carryover Shortfall                                                                 0.00

(P) Payment of Subordinated Servicing Fees
    (i)   Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))                $2,554,315.37
    (ii)  Subordinated Servicing Fees Paid from Collection Account                                             0.00
    (iii)  Aggregate Subordinated Servicing Fees to Date (i-ii)                                       $2,554,315.37

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                       $179,531.88
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                                0.00

CREDIT SUISSE FIRST BOSTON                                                                                Exhibit 20         Page 3
                                  Key Bank USA, N.A. Automotive Specialty Finance

                                MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                       August 1, 1998 through August 31, 1998

III. PAYAHEAD ACCOUNT INFORMATION
---------------------------------

(A) Beginning Period Balance (B(Q))                                                                         $140,216.22
(B) Amounts Applied to Payahead Account (C(B))                                                                   784.33
(C) Amounts Withdrawn from Payahead Account (C(C))                                                                 0.00
                                                                                                      -----------------
(D) Ending Period Balance                                                                                   $141,000.55

IV. POOL BALANCES AND PORTFOLIO INFORMATION
-------------------------------------------                                 Begin. of Period             End of Period
                                                                            ----------------             -------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                                 $63,114,074.16             $60,121,876.19
    (ii)   Total Pool Factor                                                       0.5737333                  0.5465330
    (iii)  Receivables Balance                                                 63,114,074.16              60,121,876.19
    (iv)   Prefunding Account Balance                                                   0.00                       0.00
    (v)    Class A Note Balance                                               $41,960,512.92             $39,955,736.23
    (vi)   Class A Principal Factor                                                0.5693189                  0.5421182
    (vii)  Class B Note Balance                                               $10,646,833.25             $10,138,152.07
    (viii) Class B Principal Factor                                                0.5693189                  0.5421182
    (ix)   Class C Note Balance                                                $6,262,508.21              $5,963,299.99
    (viii) Class C Principal Factor                                                0.5693189                  0.5421182
    (ix)   Class D Certificate Balance                                         $4,244,219.75              $4,064,687.87

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                19.94%                     19.94%
    (ii)  Weighted Average Remaining Maturity (WAM)                                    41.40 months               40.48 months
    (iii) Remaining Number of Contracts                                                6,367                      6,160


V. RECONCILIATION OF RESERVE ACCOUNT ("RA")
-------------------------------------------

(A) Beginning RA Balance (B(H))                                                                           $4,176,170.00

(B) Draw for Servicing Fee (II(I))                                                                                 0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                    0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                    0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                    0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                    0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                     0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                     0.00

(I) Overcollateralization Amount                                                                         $20,166,139.96
(J) Maximum Specified Reserve Balance                                                                      5,500,297.25
(K) Specified Reserve Account Balance                                                                      5,500,297.25

(L) Amount Available for Deposit to the RA                                                                   126,834.33
                                                                                                      -----------------

(M) RA Balance Prior to Release                                                                           $4,303,004.33
(N) Specified Reserve Account Balance                                                                      5,500,297.25
(O) Reserve Account Release                                                                                        0.00

(P) Ending Reserve Account Balance                                                                        $4,303,004.33


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
---------------------------------------------

(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                             $519,205.32
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                       $1,230,528.36
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                            518,676.18
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                            192,646.86
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                    12,140,714.98

(D) Delinquent and Repossessed Contracts
                                                                                   Contracts                   Amount
                                                                                   ---------                   ------

    (i)   30-59 Days Delinquent (C(G)i)                                               171         2.78%   $1,710,666.99        2.85%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                0         0.00%            0.00        0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                          0         0.00%            0.00        0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                          121         1.96%    1,236,046.88        2.06%

CREDIT SUISSE FIRST BOSTON                                                                                    Exhibit 20      Page 4
                                    Key Bank USA, N.A. Automotive Specialty Finance

                                  MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                         August 1, 1998 through August 31, 1998


          VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE
          --------------------------------------------------


          (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                               10.04%
              (ii)  Preceeding Collection Period                                                                      10.73%
              (iii) Current Collection Period                                                                          9.87%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                               10.22%

          (B)    Ratio of Balance of Contracts Delinquent 60 Days or More and
                 Balance of Financed Vehicles Repossessed but not Charged off to
                 the Outstanding Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                2.26%
              (ii)  Preceeding Collection Period                                                                       2.52%
              (iii) Current Collection Period                                                                          2.06%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                2.28%

          (C) Cumulative Net Loss Ratio                                                                               11.04%

          (D) Loss and Delinquency Trigger Indicator                                                    Trigger Was Not Hit


          VIII. RECONCILIATION OF COLLECTION ACCOUNT
          ------------------------------------------


          (A) Collection Account Beginning Balance (I(H))                                                      3,442,200.44
          (B) Servicing Fee Paid (II(H))                                                                         184,082.72
          (C) Class A Interest Paid (II(M(vi)))                                                                  222,041.05
          (D) Class B Interest Paid (II(N(vi)))                                                                   59,001.20
          (E) Class C Interest Paid (II(O(vi)))                                                                   37,575.05
          (F) Class A Principal Paid (II(M(ix)))                                                               2,004,776.69
          (G) Class B Principal Paid (II(N(ix)))                                                                 508,681.18
          (H) Class C Principal Paid (II(O(ix)))                                                                 299,208.22
          (I) Reserve Account Deposit                                                                            126,834.33
          (J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                                  0.00
          (K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                                0.00
          (L) Releases to Seller                                                                                       0.00

                                       AFG Receivables Trust 1997-A                                          Exhibit 20   Page 5
                                     Monthly Statement to Noteholders and Certificateholders
                                                  Servicer: Key Bank USA, N.A.
                                              Sub Servicer: AutoFinance Group, Inc.
                                            Indenture Trustee: Bankers Trust Company
                                          Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:August  1, 1998 through August 31, 1998
Distribution Date:09/15/98
Month:            15

Statement for Class A, Class B and Class C Noteholders and Certificateholders Pursuant                     Per $1,000 of Outstanding
to Section 5.6 of the Sale and Servicing Agreement                                                          Class A/Class B/Class C
                                                                                                              Certificate Amount
                                                                                                            -----------------------
(i)  Principal Distribution
          Class A Note  Amount                                                                   2,004,776.69    47.7776974
          Class B Note  Amount                                                                     508,681.18    47.7776975
          Class C Note  Amount                                                                     299,208.22    47.7776974
          Certificates  Amount                                                                     179,531.88    42.3003258


(ii)  Interest Distribution
          Class A Note  Amount                                                                     222,041.05    5.2916667
          Class B Note  Amount                                                                      59,001.20    5.5416666
          Class C Note  Amount                                                                      37,575.05    6.0000001



(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)                60,121,876.19


(iv)   Class A Notes Balance (end of Collection Period)                                         39,955,736.23
        Class A Pool Factor (end of Collection Period)                                              0.5421182
        Class B Notes Balance (end of Collection Period)                                        10,138,152.07
        Class B Pool Factor (end of Collection Period)                                              0.5421182
        Class C Notes Balance (end of Collection Period)                                         5,963,299.99
        Class C Pool Factor (end of Collection Period)                                              0.5421182
        Certificates Balance (end of Collection Period)                                          4,064,687.87



(v)  Basic Servicing Fee                                                                           184,082.72    2.9166667


(vi)   Aggregate Net Losses                                                                        519,205.32


(vii)   Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                                 4,303,004.33
        Specified Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                                 5,500,297.25
        Draws on Reserve Account                                                                         0.00
        Deposits to Reserve Account                                                                126,834.33


(viii)  Class A Notes Interest Carryover Shortfall                                                       0.00    0.0000000
         Class B Notes Interest Carryover Shortfall                                                      0.00    0.0000000
         Class C Notes Interest Carryover Shortfall                                                      0.00    0.0000000
         Class A Notes Principal Carryover Shortfall                                                     0.00    0.0000000
         Class B Notes Principal Carryover Shortfall                                                     0.00    0.0000000
         Class C Notes Principal Carryover Shortfall                                                     0.00    0.0000000


(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                         0.00


(x)  Delinquent Contracts
                                                                                           Number                 Balance
                                                                                   -----------------------------------------------
           30-59 Days                                                                                  171              1,710,666.99
           60-89 Days                                                                                    0                      0.00
           90 Days or More                                                                               0                      0.00